SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                January 10, 2002
                      -------------------------------------


                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



           Florida                     0-24681                 65-0816177
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File           (IRS Employer
      or incorporation)                Number)            Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 279-8700
                                                   ---------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  Changes in the Control of Registrant.
         ------------------------------------

         As a result of the transactions summarized under Item 2 below, a change in control of Associated Automotive Group Incorporated (formerly Uniservice Corporation) has occurred. Pursuant to a Share Exchange Agreement dated January 9, 2002 and a Stock Purchase Agreement dated January 22, 2002, and effective January 9, 2002 an aggregate of 9,881,405 shares of Associated Automotive Group Incorporated (the "Company") were issued to the shareholders of Associated Automotive Group, Inc., C&K Auto Imports, Inc. and affiliates of the companies.

         On the date of this report there were approximately 11,891,405 shares of the Company's class A common stock outstanding. All of the Company's class B common shares have been converted or cancelled in accordance with the share exchange with Associated Automotive Group, Inc. The shareholders of the Company prior to the share exchange with Associated Automotive Group, Inc. own approximately 2,060,000 shares of the Company's outstanding common stock.

         The following table sets forth certain information after giving effect to the issuance of common stock under the agreements with respect to the beneficial ownership of the outstanding shares of common stock by the Company's directors, executive officers and each person known to the Company who owns in excess of 5% of the outstanding shares of common stock and the new directors and executive officers of the Company as a group. The address for the individuals below is 2600 South Federal Highway, Delray Beach, Florida 33483.

                                                       Total Number                  Percentage
         Name and Address                            of Shares Owned                of Ownership
         ----------------                            ---------------                ------------
         Barry Tenzer                                    4,758,165                        40.0%

         David Jacoby                                      886,955                         7.5%

         Doron Sauer                                       750,000                         6.3%

         William Weisman                                       -0-                          --

         Officers and Directors
         as a Group (4 persons)                          6,395,120                        53.8%

ITEM 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Associated Automotive Group, Inc.
         ---------------------------------

         On January 9, 2002 Uniservice Corporation completed the acquisition of Associated Automotive Group, Inc., a holding corporation, which was formed to own and operate various highline and exotic car dealerships, accessory and other automotive businesses throughout the United States. Effective January 10, 2002, the Company's new trading symbols on the Nasdaq SmallCap are: AAGI (common stock) and AAGIW (warrants). In addition, the Company has changed its name to Associated Automotive Group Incorporated.

         Pursuant to the terms of a Share Exchange Agreement dated January 9, 2002, the shareholders of Associated Automotive Group, Inc. and its affiliates have exchanged their shares of Associated Automotive Group, Inc. for an aggregate of 9,081,405 shares of the Company's class A common stock.

         Effective with the execution of the Share Exchange Agreement, all officers and directors of the Company resigned. The following individuals were appointed to serve as executive officers and directors of the Company effective immediately:

         Name                                              Position
         ----                                              --------
         Barry Tenzer                       Chief Executive Officer, President and Director

         David Jacoby                       Vice President and Director

         William Weisman                    Director

         Pursuant to a Stock Purchase Agreement dated January 9, 2002, The Company also completed the sale of substantially all of its current operating assets, specifically, 30 Kentucky Fried Chicken restaurants in the Santiago, Chile area. In accordance with the Stock Purchase Agreement, 825,000 of the Company's 1,400,000 class B common shares outstanding held by the Company's former president and chairman were canceled and retired to treasury. The balance of class B common shares (575,000) were converted into class A common stock on a one for one basis.

         The assets of Associated Automotive Group, Inc. principally consisted of cash, accounts receivable and inventory consisting of high line automobiles. Prior to the acquisition, Messrs. Barry Tenzer and David Jacoby (principal shareholders of Associated Automotive Group, Inc.) were not affiliated with the Company. In determining the acquisition costs of Associated Automotive Group, Inc., the Company considered the operating history and prospects for Associated Automotive Group, Inc. and considered a fairness opinion prepared by an independent investment bank. Reference is made to the Company's Amended Proxy Statement filed with the Securities and Exchange Commission on December 4, 2001, pursuant to Section 14(a) of the Securities Exchange Act of 1934.

         Associated Automotive Group, Inc., through its wholly-owned subsidiary, Motor Cars of South Florida, Inc., leases showroom and office space under operating leases expiring at various dates through August 31, 2003. Rent expense for 2000 and 2001 was approximately $186,000 and anticipated rent for 2002 is $186,000.

         Associated Automotive Group, Inc. has $2,000,000 of available financing under a revolving floor plan line of credit due on demand, expiring August 9, 2005, to finance the purchase of inventory. As of November 30, 2001, the balance due on the note payable (floor plan) was approximately $1,300,000. Interest is payable monthly on the outstanding balance at 2.5% over the bank prime rate.

         C&K Auto Imports, Inc.
         ----------------------

         Following an agreement in principle on December 21, 2001 Associated Automotive Group, Inc. completed the acquisition of C&K Imports, Inc. on January 22, 2002 effective January 9, 2002. Pursuant to a Stock Purchase Agreement dated January 22, 2002, effective January 9, 2002, Associated Automotive Group, Inc. acquired from Doron Sauer all of the issued and outstanding shares of C&K Auto Imports, Inc. C&K owns a high-line automobile dealership in Hasbrook Heights, New Jersey, that services the greater New York City Metropolitan area. C&K also owns a high-line automobile wholesale operation and service facility located in Leonia, New Jersey.

         Consideration for the transaction consisted of $500,000 cash and the issuance of 750,000 shares of common stock of the Company. In connection with the acquisition, Mr. Sauer, who was not affiliated with Associated Automotive Group, Inc. prior to the acquisition, agreed to be employed by C&K as president and to become a director of the Company. In determining the amount of consideration, Associated Automotive Group, Inc. considered the operating history of C&K as well as the fact that C&K provides Associated Automotive Group, Inc. with immediate vertical integration and strategic expansion into the New York City metropolitan area.

         The C&K assets include (1) inventory consisting of high-line automobiles having a current value of approximately $1,400,000, (2) accounts receivable of approximately $500,000 and (3) fixed machinery and equipment, furniture and fixtures and leasehold improvements having a current value (net of depreciation) of $38,650. All material liabilities of C&K were satisfied by Mr. Sauer at or prior to the closing. C&K post-closing remains subject to two lease agreements for premises located at Leonia, New Jersey and Hasbrook Heights, New Jersey. Funds for the acquisition were provided for from Associated Automotive Group, Inc. working capital.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits.
         --------------------------------------------------------

a.       Financial Statements

         The Company has included herein the following financial statements information as required pursuant to Rule 3-05 of Regulation S-X.

         (i) Associated Automotive Group, Inc., Financial Statements for the year ended December 31, 2000 and 1999 (previously filed on definitive proxy statement dated December 4, 2001).

         (ii) Associated Automotive Group, Inc. financial information for the 11 month period ended November 30, 2001.

         (iii) C&K Auto Imports, Inc. financial statements for the years ended December 31, 1999 and 2000 and financial information for the ten month period as at October 31, 2001.

b.       Pro Forma Financial Information

         The Company has included herein pro forma financial information as required pursuant to Article II of Regulation S-X.

c.       Exhibits

         2.1 Stock Purchase Agreement dated January 9, 2002 by and between Uniservice Corporation and Inversiones Huillimapu S.A. (previously filed on Form 8-K dated January 15, 2002)

         2.2 Share Exchange Agreement dated January 9, 2002 by and between Uniservice Corporation, Associated Automotive Group, Inc. and Barry Tenzer (previously filed on Form 8-K dated January 15, 2002).

         2.3 Stock Purchase Agreement dated January 22, 2002 by and between Associated Automotive Group, Inc. and C&K Auto Imports, Inc.(1)

         10.1       $2,000,000 Revolving Credit Line with Ocean Bank.

         99.1       Material Lease Agreements.


(1)  To be filed by amendment

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                                     /s/ David Jacoby
                                     ----------------------------------------
                                     David Jacoby, Vice President


Dated: February 5, 2002

                ASSOCIATED AUTOMOTIVE GROUP, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 30, 2001

                ASSOCIATED AUTOMOTIVE GROUP, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                                   (Unaudited)
                                November 30, 2001

                                   A S S E T S

Current Assets:
   Cash and cash equivalents                                                     $         32,847
   Restricted cash                                                                         58,291
   Accounts receivable, net of allowance for doubtful
     accounts of $156,000                                                                 945,906
   Other receivables                                                                       45,924
   Inventories                                                                          2,872,209
   Due from related parties                                                               575,616
   Prepaid expenses                                                                        90,795
   Securities                                                                             264,763
                                                                                 ----------------

         Total Current Assets                                                           4,886,351

Property and Equipment, net of accumulated
   depreciation of $358,586                                                               241,081
Deposits and other assets                                                                 133,698
                                                                                 ----------------

                                                                                 $      5,261,130
                                                                                 ================

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses                                         $      1,158,675
   Note payable - floor plan                                                            1,333,680
   Current portion of capital lease obligations                                             8,002
   Customer deposits                                                                       33,875
                                                                                 ----------------

         Total Current Liabilities                                                      2,534,232
                                                                                 ----------------

Obligations Under Capital Lease, net of current portion                                     7,617
                                                                                 ----------------

Commitments and Contingencies

Stockholders' Equity:
   Common stock; $.0001 par value, 50,000,000 shares
     Authorized; 5,266,667 issued and outstanding                                             527
   Preferred stock; $.0001 par value 10,000,000 shares
     authorized; none issued and outstanding
   Additional paid-in capital                                                           6,426,290
   Accumulated deficit                                                                 (3,707,536)
                                                                                 ----------------

         Total Stockholders' Equity                                                     2,719,281
                                                                                 ----------------

                                                                                 $      5,261,130
                                                                                 ================

                ASSOCIATED AUTOMOTIVE GROUP, INC. AND SUBSIDIARY

                      Consolidated Statement of Operations
                                   (Unaudited)

                  For the Eleven Months Ended November 30, 2001



Sales:
   Wholesale                                                         $      15,640,100
   Retail                                                                   17,502,146
                                                                     -----------------

                                                                            33,142,246
                                                                     -----------------

Cost of Sales:
   Wholesale                                                                15,447,200
   Retail                                                                   16,809,798
                                                                     -----------------

                                                                            32,256,998
                                                                     -----------------

Gross Profit                                                                   885,248

Finance, Insurance, Warranty and Other Income                                  237,614
                                                                     -----------------

Income From Operations Before Operating
   Expenses and Interest Expense                                             1,122,862

Operating Expenses                                                           1,895,158
                                                                     -----------------

Loss From Operations                                                          (772,296)

Other Expenses:
   Interest Expense                                                           (273,409)
   Net unrealized loss on securities                                          (256,052)
                                                                     -----------------
                                                                              (529,461)

Net Loss                                                             $      (1,301,757)
                                                                     =================

                ASSOCIATED AUTOMOTIVE GROUP, INC. AND SUBSIDIARY

            Consolidated Statement of Changes in Stockholders' Equity
                                   (Unaudited)

                  For the Eleven Months Ended November 30, 2001


                                                              Additional                                      Total
                                            Common              Paid-In              Accumulated          Stockholders'
                                            Stock               Capital                Deficit                Equity
                                         -----------        --------------        ---------------         --------------
Balance, January 1, 2001 (Unaudited)     $       100        $    5,108,266        $    (2,405,779)        $    2,702,587

Capital Contributions (Unaudited)                517               953,171                     --                953,688

Stock issued upon conversion of
  notes payable and contribution
  of securities (Unaudited)                       10               364,753                     --                364,763

Other adjustments                               (100)                  100                     --                     --

Net Loss (Unaudited)                              --                    --             (1,301,757)            (1,301,757)
                                         -----------        --------------        ---------------         --------------

Balance, November 30,
  2001 (Unaudited)                       $       527        $    6,426,290        $    (3,707,536)        $    2,719,281
                                         ===========        ==============        ===============         ==============

                ASSOCIATED AUTOMOTIVE GROUP, INC. AND SUBSIDIARY

                      Consolidated Statement of Cash Flows
                                   (Unaudited)

                  For the Eleven Months Ended November 30, 2001

Cash Flows from Operating Activities:
   Net loss                                                                    $    (1,301,757)
                                                                               ---------------
   Adjustments to reconcile net loss to net cash
     provided by operating activities:
     Amortization and depreciation                                                      99,959
   Changes in assets and liabilities:
   Decrease (increase) in:
     Restricted cash                                                                   (21,761)
     Accounts receivable                                                               339,097
     Other receivables                                                                 (45,924)
     Inventories                                                                       947,503
     Prepaid expenses                                                                  (46,551)
     Other assets                                                                      (22,569)
   Increase (decrease) in:
     Accounts payable and accrued expenses                                             167,621
     Customer deposits                                                                 (24,219)
                                                                               ---------------
         Total Adjustments                                                           1,393,156
                                                                               ---------------

Net Cash Provided by Operating Activities                                               91,399
                                                                               ---------------

Cash Flows from Investing Activities:
   Purchase of property and equipment                                                  (13,017)
                                                                               ---------------

Cash Flows from Financing Activities:
   Note payable - floor plan, net                                                     (598,413)
   Principal payments on obligations under capital leases                               (6,777)
   Capital contributions                                                               953,688
   Advances to related parties                                                        (467,732)
                                                                               ---------------

Net Cash Used in Financing Activities                                                 (119,234)
                                                                               ---------------

Net Decrease in Cash and Cash Equivalents                                              (40,852)
Cash and Cash Equivalents - Beginning of Period                                         73,699
                                                                               ---------------

Cash and Cash Equivalents - End of Period                                      $        32,847
                                                                               ===============

Supplemental Cash Flow Disclosure:
   Interest paid                                                               $       273,409

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
   Stockholder loans converted to additional paid-in capital                           100,000
   Capital contribution by contribution of securities                                  264,763

GOLF & WROBLESKI CPA'S, LLP.
--------------------------------------------------------------------------------
Danny Golf, C.P.A                                47 West 34th Street, Suite S55
Raymond Wrobleski, C.P.A                                     New York, NY 10001
                                                            Tel. (212) 967-8988
                                                            Fax. (212) 268-5323



                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Board of Directors
C & K Auto Imports Inc.
60 Railroad Avenue
Hasbrouck Heights, NJ 07604


We have audited the accompanying statement of Financial Condition of C & K Auto Imports Inc. of December 31, 1999 and, the related statement of income and retained earnings and, cash flows for the year then ended. These financial statements are the responsibility of the C & K Auto Imports Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C & K Auto Imports Inc. as of December 31, 1999, and the results of its operations and its cash flow for the year then ended in conformity with generally accepted accounting principles.



Danny Golf, CPA
Golf & Wrobleski, CPA's, LLP.

                             C & K AUTO IMPORTS INC.
                        STATEMENT OF FINANCIAL CONDITION
                             AS AT DECEMBER 31, 1999

Assets
Current Assets:
     Cash                                                   $   822,601
     Accounts Receivable - Note 3                               554,115
     Inventory - Note 2                                       1,387,324
                                                            -----------
Total Current Assets                                                                 $  2,764,040

Fixed Assets - Note 4
     Machinery and Equipment                                     75,511
     Furniture and Fixtures                                       5,036
     Leasehold Improvements                                      80,285
     Less: Accum. Depreciation                                  108,779
                                                            -----------
Total Fixed Assets                                                                         52,053

Other Assets
     Security Deposits                                                                     21,945
                                                                                     ------------

Total Assets                                                                         $  2,838,038
                                                                                     ============

Liabilities and Stockholder's Equity
Current Liabilities:
     Accounts Payable - Trade                                   513,935
     Taxes Payable                                               21,292
     Loan Payable - Current - Note 5                            955,747
                                                            -----------
Total Current Liabilities                                                            $  1,490,974

Long-Term Liabilities
Long Term Debt - Note 5                                          15,809
Due to Officers                                                 666,389
                                                            -----------
Total Long Term Liabilities                                                               682,198
                                                                                     ------------

Total Liabilities                                                                       2,173,172
                                                                                     ------------

Stockholder's Equity:
     Capital Stock                                               75,000
     Retained Earnings                                          589,866
                                                            -----------
Total Stockholder's Equity                                                                664,866
                                                                                     ------------

Total Liabilities & Stockholder's Equity                                             $  2,838,038
                                                                                     ============

                  See accompanying notes to financial statement
                                     Page 2

                             C & K AUTO IMPORTS INC.
                               STATEMENT OF INCOME
                       FOR THE YEAR ENDED DECEMBER 31, 1999

Sales                                                       $19,861,502
Cost of Goods Sold:
     Beginning Inventory                                    $   890,244
     Purchases                                               19,314,768
     Transportation Costs                                         9,622
     Commissions                                                 40,751
     Maintenance Salaries                                        34,421
     Supplies                                                     8,724
     Salesmen Salaries                                          195,811
     Less: Ending Inventory                                   1,384,009
                                                            -----------
Total Cost Of Goods Sold                                                               19,110,332
                                                                                     ------------

Gross Profit                                                                         $    751,170
Operating Expenses:
     Officer Salary                                         $   104,000
     Office Salary                                              115,571
     Auto Expense                                                 5,393
     Insurance                                                   27,753
     Office and Postage                                          16,697
     Payroll Taxes                                               42,383
     Rent                                                        84,188
     Repair & Maintenance                                         2,606
     Telephone                                                   26,021
     Employee Benefits                                           31,570
     Alarm                                                        2,934
     Dues and Subs                                                2,607
     Advertising                                                 91,950
     Utilities                                                    7,303
     Service Charge                                               2,376
     Small Christmas Gifts                                          500
     Misc. Expense                                                3,918
                                                            -----------
Total Expense                                                                             567,770
                                                                                     ------------

Net Income From Operations                                                                183,400
Other: Interest Expense                                          68,132
     Depreciation                                                26,526
                                                            -----------
Other Non-Operating Expenses                                                               94,658
                                                                                     ------------

Net Income Before Taxes                                                                    88,742
Corporation Taxes                                                                           1,785
                                                                                     ------------

Net Income                                                                           $     86,957
                                                                                     ============

                  See accompanying notes to financial statement
                                     Page 3

                             C & K AUTO IMPORTS INC.
                         STATEMENT OF RETAINED EARNINGS
                             AS AT DECEMBER 31, 1999

Retained Earnings - as at January 1, 1999                                               $ 532,909

Net Income for the year ended
     December 31, 1999                                                                     86,957

Shareholders Distributions - 1999                                                         (30,000)
                                                                                       ----------

Retained Earnings - as at December 31, 1999                                            $  589,866
                                                                                       ==========






















                  See accompanying notes to financial statement
                                     Page 4

                             C & K AUTO IMPORTS INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net Income                                                                            $    86,957
Adjustments to reconcile net income to net
 cash provided by operating activities:
     Depreciation                                            $   26,526
Changes in current assets and liabilities:
     Decrease in Accounts Receivable                             92,969
     Increase in Inventory                                     (497,080)
     Increase in Accounts Payable                               339,117
     Increase in Taxes Payable                                   17,433
     Increase in Accrued Expenses                                     0
     Increase in Loan Payable                                   172,847
                                                             ----------

Total Adjustments                                                                         151,812
                                                                                      -----------

          NET CASH PROVIDED BY OPERATING ACTIVITIES                                       238,769


CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------
Capital Expenditure for Fixed Assets                            (73,555)
Increase in Other Assets                                              0
Increase in Other Liabilities                                   120,562
Increase in Shareholders' Distribution                          (30,000)
                                                             ----------

          NET CASH PROVIDED BY OPERATING ACTIVITIES                                        17,007
                                                                                      -----------

Net Increase in Cash and in Cash Equivalents                                              255,776

Cash and Cash Equivalents at Beginning of the Year                                        566,825
                                                                                      -----------

CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR                                      $   822,601
                                                                                      ===========

                  See accompanying notes to financial statement
                                     Page 5

                             C & K AUTO IMPORTS INC.

                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1. NATURE OF BUSINESS:

C & K Auto imports Inc. ("Company") was formed under the laws of the State of New Jersey on March 7, 1986 as a used auto dealership of imported high end automobiles In the State of New Jersey.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

Accounting Method
-----------------

The company prepares its financial statements on the accrual method. Under this method, revenues are recognized when earned, and expenses are recognized when incurred.

Inventory is recorded at the lower of cost or market

NOTE 3. ACCOUNTS RECEIVABLE:

All accounts receivable are current and an allowance for doubtful accounts were not deemed necessary at this time.

NOTE 4. FIXED ASSETS AND DEPRECIATION:

If expenditures result in an asset having an estimated useful life that extends beyond the year of acquisition, the expenditure is capitalized.

Equipment, vehicle, furniture and fixtures are recorded at cost. Depreciation on equipment, vehicle, furniture and fixture is provided on the accelerated cost recovery system, (ACRS) over the useful lives of the assets.

Equipment                      5 Years
Furniture & fixtures           5 Years
Leasehold Improvements         3 Years

Income Taxes
------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting.

                             C & K AUTO IMPORTS INC.

                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 5. LOANS:

Loans at December 31, 1999 are summarized as follows:

         Valley National Bank                                         $  959,747
         Auto Financing - Valley National Bank                            11,145
         Chase Manhattan Bank                                              3,232
         Onyx Acceptance Corp.                                             1,432
         Superior Bank FSB                                                     0
                                                                      ----------

                                                                      $  975,556
                                                                      ==========

GOLF & WROBLESKI CPA'S, LLP.
--------------------------------------------------------------------------------
Danny Golf, C.P.A                              47 West 34th Street, Suite S55
Raymond Wrobleski, C.P.A                                   New York, NY 10001
                                                          Tel. (212) 967-8988
                                                          Fax. (212) 268-5323



                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Board of Directors
 C & K Auto Imports Inc.
 60 Railroad Avenue
Hasbrouck Heights, NJ 07604

We have audited the accompanying statement of Financial Condition of C & K Auto Imports Inc. of December 31, 2000 and, the related statement of income and retained earnings and, cash flows for the year then ended. These financial statements are the responsibility of the C & K Auto Imports Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C & K Auto Imports Inc. as of December 31, 2000 and the results of its operations and its cash flow for the year then ended, in conformity with generally accepted accounting principles.



Danny Golf
Golf & Wrobleski, CPA's, LLP.

                             C & K AUTO IMPORTS INC.
                        STATEMENT OF FINANCIAL CONDITION
                             AS AT DECEMBER 31, 2000

Assets
Current Assets:
     Cash                                                   $   452,598
     Accounts Receivable - Note 3                               851,331
     Inventory - Note 2                                     $ 1,590,114
                                                            -----------
Total Current Assets                                                              $ 2,894,043

Fixed Assets - Note 4
     Machinery and Equipment                                     82,189
     Furniture and Fixtures                                       5,036
     Leasehold Improvements                                      82,785
     Less: Accum. Depreciation                                  150,223
                                                            -----------
Total Fixed Assets                                                                     19,787

Other Assets
     Security Deposits                                                                 21,945
                                                                                  -----------

Total Assets                                                                      $ 2,935,775
                                                                                  ===========

Liabilities and Stockholder's Equity
Current Liabilities:
     Accounts Payable - Trade                               $   504,347
     Taxes Payable                                               16,899
     Loan Payable - Current - Note 5                            828,312
                                                            -----------
Total Current Liabilities                                                         $ 1,349,558

Long-Term Liabilities
     Long Term Debt - Note 5                                     39,352
     Due to Officers                                            816,737
                                                            -----------
Total Long Term Liabilities                                                           856,089
                                                                                  -----------

Total Liabilities                                                                 $ 2,205,647

Stockholder's Equity:
     Capital Stock                                               75,000
     Retained Earnings                                          655,128
                                                            -----------
Total Stockholder's Equity                                                            730,128
                                                                                  -----------

Total Liabilities & Stockholder's Equity                                          $ 2,935,775
                                                                                  ===========

                  See accompanying notes to financial statement
                                     Page 2

                             C & K AUTO IMPORTS INC.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Sales
Cost of Goods Sold                                                               $ 21,775,605
     Beginning Inventory                                  $   1,384,009
     Purchases                                               20,680,809
     Transportation Costs                                        10,649
     Commissions                                                 86,546
     Maintenance Salaries                                        23,084
     Supplies                                                     7,389
     Salesmen Salaries                                          306,849
     Less: Ending Inventory                                   1,590,114
                                                          -------------
Total Cost Of Goods Sold                                                           20,909,221
                                                                                 ------------

Gross Profit                                                                     $    866,384
Operating Expenses:
     Officer Salary                                       $     104,000
     Office Salary                                               97,806
     Auto Expense                                                12,585
     Insurance                                                   27,634
     Office and Postage                                          17,267
     Payroll Taxes                                               44,948
     Rent                                                        91,455
     Repair & Maintenance                                         3,490
     Telephone                                                   27,535
     Employee Benefits                                           40,867
     Alarm                                                        1,482
     Dues and Subs                                                2,399
     Advertising                                                141,592
     Utilities                                                    9,595
     Service Charge                                               4,928
     Professional Fees                                            6,000
     Misc. Expense                                                4,772
                                                          -------------
Total Expense                                                                         638.355
                                                                                 ------------

Net Income From Operations                                                            228,029
Other: Interest Expense                                          90,786
     Depreciation                                                41,444
                                                          -------------
Other Non-Operating Expenses                                                          132,230
                                                                                 ------------

Net Income Before Taxes                                                                95,799
Corporation Taxes                                                                         537
                                                                                 ------------

Net Income                                                                       $     95,262
                                                                                 ============

                  See accompanying notes to financial statement
                                     Page 3

                             C & K AUTO IMPORTS INC.
                         STATEMENT OF RETAINED EARNINGS
                             AS AT DECEMBER 31, 2000

Retained Earnings - as at January 1, 2000                                          $  589,866

Net Income for the year ended
     December 31, 2000                                                                 95,262

Shareholders Distributions - 2000                                                     (30,000)
                                                                                   ----------

Retained Earnings - as at December 31, 2000                                        $  655,128
                                                                                   ==========




















                  See accompanying notes to financial statement
                                     Page 4

                             C & K AUTO IMPORTS INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income                                                                   $    95,262

Adjustments to reconcile net income to net
cash provided by operating activities:
     Depreciation                                           $    41,444
Changes in current assets and liabilities:
     Increase in Accounts Receivable                           (297,216)
     Increase in Inventory                                     (202,790)
     Decrease in Accounts Payable                                (9,588)
     Decrease In Taxes Payable                                   (4,393)
     Decrease in Loan Payable                                  (127,435)
                                                            -----------

Total Adjustments                                                                    (599,978)
                                                                                  -----------

            NET CASH PROVIDED BY OPERATING ACTIVITIES                                (504,716)


CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------

Capital Expenditure for Fixed Assets                             (9,178)
Increase in Other Assets                                              0
Increase in Other Liabilities                                   173,891
Increase in Shareholders' Distribution                          (30,000)
                                                            -----------

            NET CASH PROVIDED BY OPERATING ACTIVITIES                                 134,713
                                                                                  -----------

Net Increase in Cash and in Cash Equivalents                                         (370,003)

Cash and Cash Equivalents at Beginning of the Year                                    822,601
                                                                                  -----------

CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR                                  $   452,598
                                                                                  ===========

                  See accompanying notes to financial statement
                                     Page 5

                             C & K AUTO IMPORTS INC.
               NOTES TO THE FINANCIAL STATEMENTS DECEMBER 31, 2000

NOTE 1. NATURE OF BUSINESS:

C & K Auto Imports Inc. ("Company") was formed under the laws of the State of New Jersey on March 7, 1986 as a used auto dealership of imported high end automobiles in the State of New Jersey.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows-

Accounting Method
-----------------

The company prepares its financial statements on the accrual method. Under this method, revenues are recognized when earned, and expenses are recognized when incurred.

Inventory is recorded at the lower of cost or market

NOTE 3. ACCOUNTS RECEIVABLE:

All accounts receivable are current and an allowance for doubtful accounts were not deemed necessary at this time.

NOTE 4. FIXED ASSETS AND DEPRECIATION:

If expenditures result in an asset having an estimated useful life that extends beyond the year of acquisition, the expenditure is capitalized.

Equipment, vehicle, furniture and fixtures are recorded at cost. Depreciation on equipment, vehicle, furniture and fixture is provided on the accelerated cost recovery system, (ACRS) over the useful lives of the assets.

Equipment                      5 Years
Furniture & fixtures           5 Years
Leasehold Improvements         3 Years

Income Taxes
------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting.

                             C & K AUTO IMPORTS INC.
               NOTES TO THE FINANCIAL STATEMENTS DECEMBER 31, 2000

NOTE 5. LOANS:

Loans at December 31, 2000 are summarized as follows:

         Valley National Bank                                          $ 828,312
         Auto Financing - Valley National Bank                             8,650
         Chase Manhattan Bank                                              7,133
         Onyx Acceptance Corp.                                               500
         Superior Bank FSB                                                23,069
                                                                       ---------

                                                                       $ 867,664
                                                                       =========

GOLF & WROBLESKI CPA'S, LLP.
--------------------------------------------------------------------------------
Danny Golf, C.P.A                                47 West 34th Street, Suite S55
Raymond Wrobleski, C.P.A                                     New York, NY 10001
                                                            Tel. (212) 967-8988
                                                            Fax. (212) 268-5323






To The Stockholders of
C & K Auto Imports Inc.

We have reviewed the accompanying statement of financial condition of C & K Auto Imports Inc. as at October 31, 2001 in accordance with standards established by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of C & K Auto Imports Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


Respectfully submitted,


Danny Golf, CPA
Golf & Wrobleski CPA'S, LLP.

                             C & K AUTO IMPORTS INC.
                        STATEMENT OF FINANCIAL CONDITION
                             AS AT OCTOBER 31, 2001

Assets
Current Assets:
     Cash                                                   $   713,222
     Accounts Receivable - Note 3                               521,506
     Inventory - Note 2                                       1,407,306
                                                            -----------
Total Current Assets                                                                      $ 2,642,034

Fixed Assets - Note 4
     Machinery and Equipment                                    119,708
     Furniture and Fixtures                                       5,036
     Leasehold Improvements                                      82,785
     Less: Accum. Depreciation                                  168,879
                                                            -----------
Total Fixed Assets                                                                             38,650

Other Assets
     Security Deposits                                                                         21,945
                                                                                          -----------

Total Assets                                                                              $ 2,702,629
                                                                                          ===========

Liabilities and Stockholder's Equity
Current Liabilities:

     Accounts Payable - Trade                               $   207,101
     Taxes Payable                                               45,510
     Loan Payable - Current - Note 5                            832,312
                                                            -----------
Total Current Liabilities                                                                 $ 1,084,923

Long-Term Liabilities
     Long Term Debt - Note - 5                                   64,269
     Due to Officers                                            701,704
                                                            -----------
Total Long Term Liabilities                                                                   765,973
                                                                                          -----------

Total Liabilities                                                                           1,850,896

Stockholder's Equity:
     Capital Stock                                               75,000
     Retained Earnings                                          776,733
                                                            -----------
Total Stockholder's Equity                                                                    851,733
                                                                                          -----------

Total Liabilities & Stockholder's Equity                                                  $ 2,702,629
                                                                                          ===========

                  See accompanying notes to financial statement
                                     Page 2

                             C & K AUTO IMPORTS INC.
                               STATEMENT OF INCOME
                    FOR THE TEN MONTHS ENDED OCTOBER 31, 2001

Sales                                                                                    $ 20,054,480
Cost of Goods Sold
     Beginning Inventory                                  $   1,590,114
     Purchases                                               18,694,345
     Transportation Costs                                         9,484
     Commissions                                                146,782
     Maintenance Salaries                                        13,438
     Supplies                                                     4,927
     Salesmen Salaries                                          255,350
     Less: Ending Inventory                                   1,407,306
                                                          -------------
Total Cost Of Goods Sold                                                                   19,307,134
                                                                                         ------------

Gross Profit                                                                             $    747,346
Operating Expenses:
     Officer Salary                                              92,000
     Office Salary                                               72,576
     Auto Expense                                                 7,613
     Insurance                                                   22,295
     Office and Postage                                          14,496
     Payroll Taxes                                               39,211
     Rent                                                        79,723
     Repair & Maintenance                                         2,778
     Telephone                                                   27,229
     Employee Benefits                                           44,508
     Alarm                                                          827
     Dues and Subs                                                1,901
     Advertising                                                100,417
     Utilities                                                    9,560
     Service Charge                                               3,326
     Professional Fees                                            4,500
     Pension                                                      2,170
     Misc. Expense                                                  654
                                                          -------------
Total Expense                                                                                 525,784
                                                                                         ------------

Net Income From Operations                                                                    221,562
Other: Interest Expense                                          53,309
     Depreciation                                                18,656
                                                          -------------
Other Non-Operating Expenses                                                                   71,965
                                                                                         ------------

Net Income Before Taxes                                                                       149,597
Corporation Taxes                                                                               2,992
                                                                                         ------------

Net Income                                                                               $    146,605
                                                                                         ============

                  See accompanying notes to financial statement
                                     Page 3

                             C & K AUTO IMPORTS INC.
                         STATEMENT OF RETAINED EARNINGS
                             AS AT OCTOBER 31, 2001

Retained Earnings - as at January 1, 2001                                                  $  655,128

Not Income for the year ended
October 31, 2001                                                                              146,605

Shareholders Distributions - 2001                                                             (25,000)
                                                                                           ----------

Retained Earnings - as at October 31, 2001                                                 $  776,733
                                                                                           ==========





















                  See accompanying notes to financial statement
                                     Page 4

                             C & K AUTO IMPORTS INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE TEN MONTHS ENDED OCTOBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income                                                                          $    146,605

Adjustments to reconcile net income to net
cash provided by operating activities:
     Depreciation                                            $   18,656
Changes in current assets and liabilities:
     Decrease in Accounts Receivable                            329,825
     Decrease in Inventory                                      182,808
     Decrease in Accounts Payable                              (297,246)
     Increase in Taxes Payable                                   28,611
     Decrease in Loan Payable                                     4,000
                                                             ----------

Total Adjustments                                                                             266,654
                                                                                         ------------

        NET CASH PROVIDED BY OPERATING ACTIVITIES                                             413,259

CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------

Capital Expenditure for Fixed Assets                            (37,519)
Increase in Other Assets                                              0
Increase in Other Liabilities                                   (90,116)
Increase in Shareholders' Distribution                          (25,000)
                                                             -----------

        NET CASH PROVIDED BY OPERATING ACTIVITIES                                            (152,635)
                                                                                         ------------

Net Increase in Cash and in Cash Equivalents                                                  260,624

Cash and Cash Equivalents at Beginning of the Year                                            452,598
                                                                                         ------------

CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR                                         $    713,222
                                                                                         ============

                  See accompanying notes to financial statement
                                     Page 5

                             C & K AUTO IMPORTS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

NOTE 1. NATURE OF BUSINESS:

C & K Auto Imports Inc. ("Company") was formed under the laws of the State of New Jersey on March 7, 1986 as a used auto dealership of imported high end automobiles in the State of New Jersey.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

Accounting Method
-----------------

The company prepares its financial statements on the accrual method. Under this method, revenues are recognized when earned, and expenses are recognized when incurred.

Inventory is recorded at the lower of cost or market.

NOTE 3. ACCOUNTS RECEIVABLE:

All accounts receivable are current and an allowance for doubtful accounts were not deemed necessary at this time.

NOTE 4. FIXED ASSETS AND DEPRECIATION:

If expenditures result in an asset having an estimated useful life that extends beyond the year of acquisition, the expenditure is capitalized.

Equipment, vehicle, furniture and fixtures are recorded at cost. Depreciation on equipment, vehicle, furniture and fixture is provided on the accelerated cost recovery system, (ACRS) over the useful lives of the assets.

Equipment                      5 Years
Furniture & fixtures           5 Years
Leasehold Improvements         3 Years

Income Taxes
------------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting.

                             ASSOCIATED AUTOMOTIVE GROUP INCORPORATED (AAG)
                                  CONSOLIDATED PRO FORMA BALANCE SHEETS
                                                 (Unaudited)
                                                                 (1)                       (2)           (3)          (4)
                                                            November 30, 2001
                                              -----------------------------------------
                                                                          Book value    Consolidated
                                                             Sale of     of Uniservice  Book Value of              Post Merger
                                                            Uniservice   Prior to the    Motor Cars   Book Value   Consolidated
                                              Uniservice    Subsidiary   Reverse Merger    and AAG      of C&K       Balances
                                              ---------------------------------------------------------------------------------
                                                                               ASSETS
                                                                               ------
Current Assets
     Cash and cash equivalents                $   250,663  $    (250,663)          $ -  $ 1,678,628   $         - $  1,678,628
    Accounts receivable, net                      145,210       (145,210)            -      945,906       521,506    1,467,412
    Securities                                          -              -             -      264,763             -      264,763
    Other receivables                             236,452       (236,452)            -       45,924             -       45,924
    Inventories                                   565,819       (565,819)            -    2,872,209     1,407,306    4,279,515
    Due from related parties                      508,911       (508,911)            -      575,616             -      575,616
    Other current assets                           76,998        (76,998)            -       90,795             -       90,795
                                              ---------------------------------------------------------------------------------
Total Current Assets                            1,784,053     (1,784,053)            -    6,473,841     1,928,812    8,402,653


Property, machinery and equipment               9,008,903     (9,008,903)            -      241,081        38,650      279,731
Goodwill                                                -              -             -            -     1,260,593    1,260,593
Other assets                                      660,094       (660,094)            -      133,698        21,945      155,643
                                              ---------------------------------------------------------------------------------
                                              $ 11,453,050 $ (11,453,050)          $ -  $ 6,848,620   $ 3,250,000 $ 10,098,620
                                              =================================================================================

                                                            LIABILITIES AND STOCKHOLDERS' EQUITY
                                                            ------------------------------------
Current Liabilities
     Accounts payable                         $ 1,813,453  $  (1,813,453)          $ -  $ 1,158,675   $         - $  1,158,675
    Lines-of-credit                               864,250       (864,250)            -            -             -            -
    Notes payable-floor plan                            -              -             -    1,333,680             -    1,333,680
    Current portion of long term debt             211,370       (211,370)            -        8,002             -        8,002
    Current portion of deferred revenue           195,144       (195,144)            -            -             -            -
    Accrued expenses and other liabilities              -              -             -       33,875             -       33,875
                                              ---------------------------------------------------------------------------------
Total Current Liabilities                       3,084,217     (3,084,217)            -    2,534,232             -    2,534,232
                                              ---------------------------------------------------------------------------------

Long-Term Liabilities:
    Long tern debt                                775,416       (775,416)            -        7,617             -        7,617
    Deferred revenue, excluding current
      portion                                     642,628       (642,628)            -            -             -            -
    Due to officers                                     -              -             -            -             -            -
                                              ---------------------------------------------------------------------------------
Total Long-Term Liabilities                     1,418,044     (1,418,044)            -        7,617             -        7,617
                                              ---------------------------------------------------------------------------------

Stockholders' Equity:
    ORIGINAL CAPITAL STRUCTURE
    Class A common stock, $.0001 par value;
      1,450,000 shares authorized, issued and
      outstanding at November 30, 2001                145           (145)            -            -             -            -
    Class B common stock, $.0001 par value;
      shares authorized,  issued and
      outstanding at November 30, 2001                140           (140)            -            -             -            -
    Preferred stock, $.0001 par value;
      5,000,000 shares authorized; no shares
      issued and outstanding                            -              -             -            -             -            -

    AMENDED CAPITAL STRUCTURE
    Class A common stock, $.0001 par value;
      80,000,000 shares authorized,
      11,891,405 shares issued and
      outstanding at Exchange Date                      -              -             -        1,189                      1,189
    Class B common stock, $.0001 par value;
      2,000,000 shares authorized; no shares
      issued and outstanding                            -              -             -            -             -            -
    Preferred stock, $.0001 par value;
      10,000,000 shares; none issued and
      outstanding                                       -              -             -            -             -            -
    Additional paid-in capital                  8,707,155     (8,707,155)            -    8,013,098     3,250,078   11,263,078
    Retained earnings (accumulated deficit)       318,601       (318,601)            -   (3,707,536)            -   (3,707,536)
    Accumulated other comprehensive loss       (2,075,252)     2,075,252             -            -             -            -
                                              ---------------------------------------------------------------------------------
Total Stockholders' Equity                      6,950,789     (6,950,789)            -    4,306,771     3,250,000    7,556,771
                                              ---------------------------------------------------------------------------------
                                              $ 11,453,050 $ (11,453,050)          $ -  $ 6,848,620   $ 3,250,000 $ 10,098,620
                                              =================================================================================

                 Associated Automotive Group Incorporated (AAG)
                      Consolidated Pro Forma Balance Sheets

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)




Associated Automotive Group, Inc. is in the business of identifying and acquiring companies that operate in the automotive industry.

Motorcars of South Florida, Inc. operates an automobile dealership located in South Florida. Motorcar's principal business is the retail and wholesale sales of pre-owned luxury automobiles.

C & K Auto Imports, Inc. operates an automobile dealership located in New Jersey. C & K's principal business is retail and wholesale sales of quality high-line and exotic pre-owned automobiles.

Restricted Cash - Cash includes funds from the sales proceeds relating to vehicles financed under the Company's floor plan agreement. These funds, by agreement, are required to be remitted to the bank

Inventories - Automobiles are valued at the lower of cost or market. The cost of automobiles is determined on a specific unit basis.

Property and Equipment - Property and equipment are stated at cost. Depreciation is computed on the straight-line method over the assets estimated useful lives ranging from 3 to 7 years. Leasehold improvements are amortized over the shorter of their useful lives of the term of the lease. The cost of repairs and maintenance is charged to expense as incurred. Significant renewals and betterments are capitalized.

Investment - Marketable equity securities are accounted for as trading securities and are stated at market value with unrealized gains and losses accounted for in current operations.

Revenue Recognition -Revenue from the sale of vehicles is recognized when title is transferred to the customer. Finance, insurance and warranty revenues are recognized upon the sale of the finance, insurance or warranty contracts.

Advertising - Advertising costs are charged to operations in the year incurred.

Income Taxes - No provision for income tax expense or benefit has been provided herein.

                 Associated Automotive Group Incorporated (AAG)
                      Consolidated Pro Forma Balance Sheets

               Notes to Pro Forma Financial Statements (Continued)
                                   (Unaudited)



The preceding Consolidated Pro-Forma Unaudited Balance Sheets presents a series of transactions that occurred prior to November 30, 2001. In addition, other subsequent transactions that took place are reflected as if they occurred on November 30, 2001.

Column
------

(1) In December 2001, a special meeting of the shareholders was held and the shareholders approved the following:

         o Associated Automotive Group, Inc. acquires Uniservice Corporation (a public entity) and simultaneously sells its Chilean subsidiaries to Ricardo Vilensky or his affiliates pursuant to a stock purchase agreement. A change in the control of Uniservice occurred due to the share exchange.

         o Uniservice is recapitalized by increasing its authorized capital stock from 30,000,000 shares to 87,000,000 shares and increasing authorized class A common stock to 80,000,000 shares.

(2) Associated Automotive Group, Inc. raises capital through a private placement. In July 2001, Associated Automotive Group, Inc. acquired Motorcars of South Florida, Inc. The pro forma reflects the consolidated book value of Associated Automotive Group, Inc. and Motorcars of South Florida, Inc.

         In addition, a private placement that was completed in January 2002 is reflected as if it occurred on November 30, 2001.

         Associated Automotive Group Incorporated consolidates with its subsidiaries.

(3) In January 2002, Associated Automotive Group, Inc. acquires all of the outstanding common stock of C&K Auto Imports, Inc. as of October 31, 2001 acquired pursuant to the terms of the Stock Purchase Agreement. The financial statements of C&K Auto Imports, Inc. are as of October 31, 2001.

(4) The pro forma represents consolidated balances of AAG including the aforementioned acquisitions.